SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                 --------------


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                        Date of Report: December 11, 2000
                        ---------------------------------
                        (Date of earliest event reported)


                       CITICORP MORTGAGE SECURITIES, INC.
                             (Packager and Servicer)
    (Issuer in Respect of the REMIC Pass-Through Certificates, Series 2000-6)
    -------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)


   Delaware                     333-72459                     13-3408713
 ----------------------------------------------------------------------------
  (State or other juris-       (Commission                 (I.R.S. Employer
 diction of organization)       File Nos.)                Identification No.)


12855 North Outer Forty Drive, St. Louis, Missouri            63141
--------------------------------------------------          ----------
   (Address of principal executive offices)                 (Zip Code)


Registrant's Telephone Number, including area code: (314) 851-6305

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(Former name, former address and former fiscal year, if changed since last report.)

Item 5.        Other Events.

      The following are Collateral Term Sheets prepared by Citicorp Mortgage Securities, Inc. ("CMSI") in connection with the offering of its REMIC Pass-Through Certificates, Series 2000-6. The information set forth in these Collateral Term Sheets will be superseded in its entirety by the information set forth in the final prospectus for the Series 2000-6 REMIC Pass-Through Certificates and by any subsequent Collateral Term Sheets filed under Form 8-K subsequent to the date hereof related to the Series 2000-6 REMIC Pass-Through Certificates.

      On December 21, 2000, CMSI is to transfer to the Trustee Mortgage Loans
(1) evidenced by Mortgage Notes with an aggregate Adjusted Balance outstanding (after deducting principal payments due on or before December 1, 2000) as of December 1, 2000 of $265,318,821.09. Information below is provided with respect to all Mortgage Loans expected to be included in the Mortgage Pool.

      The total number of Mortgage Loans as of December 1, 2000 was 687. The weighted average interest rate on the Mortgage Loans (before deduction of servicing fee) (the "Note Rate of the Mortgage Loans") as of December 1, 2000 was 8.007%. The weighted average remaining term to stated maturity of the Mortgage Loans as of December 1, 2000 was 358.15 months. All Mortgage Loans have original maturities of at least 20 but no more than 30 years. None of the Mortgage Loans were originated prior to August 1, 1998 or after December 1, 2000. The weighted average original term to stated maturity of the Mortgage Loans as of December 1, 2000 was 359.79 months.

      None of the Mortgage Loans has a scheduled maturity later than December 1, 2030. Each Mortgage Loan has an original principal balance of not less than $110,000 nor more than $1,000,000. Mortgage Loans having an aggregate Adjusted Balance of $16,584,215 as of December 1, 2000 had loan-to-value ratios at origination in excess of 80%, but no Mortgage Loans had loan-to-value ratios in excess of 95%. The weighted average loan-to-value ratio at origination of the Mortgage Loans as of December 1, 2000 was 73.5%. No more than $3,757,326 of the Mortgage Loans are secured by Mortgaged Properties located in any one zip code. At least 97% (2) of the Mortgage Loans are secured by Mortgaged Properties determined by CitiMortgage, Inc. to be the primary residence of the borrower ("Mortgagor").


-----------

1 Capitalized terms used herein and not defined have the meaning assigned thereto in the form of Prospectus included in CMSI's Registration Statement(333-72459).

2 Such Percentages are expressed as a percentage of the aggregate Adjusted Balance of the Mortgage Loans having such characteristics relative to the Adjusted Balance of all Mortgage Loans.

      At least 99% of the Mortgage Loans will be Mortgage Loans originated using loan underwriting policies which require, among other things, proof of income and liquid assets and telephone verification of employment, or are refinanced Mortgage Loans originated using alternative or streamlined underwriting policies. No more than 1% of the Mortgage Loans will be Mortgage Loans originated using a loan underwriting policy which, among other things, requires verification of employment and may require proof of liquid assets, but does not require verification of income as stated on the loan application. No more than 16% of the Mortgage Loans will be refinanced Mortgage Loans originated using alternative or streamlined underwriting policies.

      All of the Mortgage Loans which had loan-to-value ratios greater than 80% at origination had primary mortgage insurance as of such date. In the case of the Mortgage Loans for which additional collateral was pledged, taken as a group:

      1.    the number of such loans is 3;

      2.    such loans have an aggregate Adjusted Balance of $793,612;

      3. the weighted average loan-to-value ratio of such loans, taking into account the loanable value (as defined in the Prospectus) of the additional pledged collateral, is 80%; and

      4. the weighted average loan-to-value ratio of such loans, without taking into account the loanable value of the additional pledged collateral, is 100%.

      Discount Mortgage Loans will consist of Mortgage Loans with Net Note Rates
(NNRs) less than 7.500%. Premium Mortgage Loans will consist of Mortgage Loans with NNRs greater than or equal to 7.500%. The aggregate Adjusted Balance outstanding as of the Cut-off Date of the Discount Mortgage Loans and the Premium Mortgage Loans was $28,105,608 and $237,213,214, respectively. The weighted average Note Rate of the Discount Mortgage Loans and the Premium Mortgage Loans, as of the Cut-off Date, was 7.516% and 8.065%, respectively. The weighted average remaining term to stated maturity of the Discount Mortgage Loans and the Premium Mortgage Loans, as of the Cut-off Date, was 357.95 months and 358.18 months, respectively.

      The following tables set forth information regarding the Mortgage Loans as of December 1, 2000.


                     YEARS OF ORIGINATION OF MORTGAGE LOANS

                                  Number of                 Aggregate Principal
Year Originated                   Loans                    Balances Outstanding
---------------                   --------                 --------------------

1998                                  1                             $421,038

1999                                  4                           $1,919,701

2000                                682                         $262,978,082


Total                               687                         $265,318,821
                                    ===                         ============



                  TYPES OF DWELLINGS SUBJECT TO MORTGAGE LOANS

Type of                           Number of                 Aggregate Principal
Dwelling Unit                     Loans                    Balances Outstanding
-------------                     ---------                --------------------

Detached Houses                     635                         $244,764,737

Multi-family Dwellings*               4                           $1,855,002

Townhouses                           21                           $8,226,842

Condominium Units (one to four       20                           $7,452,960
stories high)

Condominium Units (over four          2                           $1,029,734
stories high)

Cooperative Units                     5                           $1,989,546


Total                               687                         $265,318,821
                                    ===                         ============


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*   Multi-family dwellings are 2-family

             NUMBER OF UNITS IN DWELLINGS SUBJECT TO MORTGAGE LOANS

Type of                           Number of                 Aggregate Principal
Dwelling Unit                     Loans                    Balances Outstanding
-------------                     ---------                --------------------

1-family                            683                         $263,463,819

2-family                              4                           $1,855,002


Total                               687                         $265,318,821
                                    ===                         ============



                             SIZE OF MORTGAGE LOANS

Outstanding Principal             Number of                 Aggregate Principal
Balance by Loan Size              Loans                    Balances Outstanding
---------------------             ---------                --------------------

$149,999 and under                    2                             $244,587

$150,000 through $199,999             2                             $388,627

$200,000 through $249,999             0                                   $0

$250,000 through $299,999           153                          $43,370,839

$300,000 through $349,999           191                          $62,457,014

$350,000 through $399,999           125                          $47,284,394

$400,000 through $449,999            65                          $27,775,793

$450,000 through $499,999            62                          $29,491,152

$500,000 through $549,999            26                          $13,565,695

$550,000 through $599,999            14                           $8,120,611

$600,000 through $649,999            16                          $10,044,094

$650,000 through $699,999            25                          $17,147,076

$700,000 through $749,999             2                           $1,433,585

$750,000 through $799,999             0                                   $0

$800,000 through $849,999             0                                   $0

$850,000 through $899,999             0                                   $0

$900,000 through $949,999             0                                   $0

$950,000 and over                     4                           $3,995,353


Total                               687                         $265,318,821
                                    ===                         ============

                  DISTRIBUTION OF MORTGAGE LOANS BY NOTE RATES

Mortgage Loan                     Number of                 Aggregate Principal
Note Rate                         Loans                    Balances Outstanding
-------------                     ---------                --------------------

7.125% - 7.500%                      30                          $12,354,864

7.510% - 8.000%                     396                         $152,914,842

8.010% - 8.500%                     246                          $95,202,510

8.510% - 8.875%                      15                           $4,846,605


Total                               687                         $265,318,821
                                    ===                         ============



                         DISTRIBUTION OF MORTGAGE LOANS
                     BY LOAN-TO-VALUE RATIOS AT ORIGINATION

                                  Number of                 Aggregate Principal
Loan-To-Value Ratio               Loans                    Balances Outstanding
-------------------               ---------                --------------------

65.00% and Below                    117                         $46,725,901

65.001% - 75.000%                   129                         $53,918,958

75.001% - 80.000%                   390                        $148,089,747

80.001% - 85.000%                     8                          $2,338,853

85.001% - 90.000%                    38                         $12,859,459

90.001% - 95.000%                     5                          $1,385,904


Total                               687                         $265,318,821
                                    ===                         ============

                           GEOGRAPHIC DISTRIBUTION OF
                          MORTGAGED PROPERTIES BY STATE

                                  Number of                 Aggregate Principal
State                             Loans                    Balances Outstanding
-----                             --------                 --------------------

Alabama                               7                           $3,069,043
Arizona                               9                           $3,529,432
Arkansas                              1                             $331,777
California                          264                         $105,015,046
Colorado                             22                           $8,744,290
Connecticut                          15                           $6,405,559
District of Columbia                  4                           $1,406,666
Florida                              14                           $6,058,018
Georgia                              33                          $12,440,734
Hawaii                                1                             $463,359
Illinois                              6                           $2,342,383
Indiana                               2                             $832,739
Kansas                                1                             $344,017
Louisiana                             1                             $303,414
Maryland                             15                           $5,561,457
Massachusetts                        26                           $9,662,022
Michigan                              4                           $1,296,706
Minnesota                             3                             $937,201
Mississippi                           3                           $1,303,736
Missouri                              6                           $2,355,648
Montana                               1                             $315,606
Nebraska                              1                             $399,738
Nevada                                5                           $1,782,083
New Hampshire                         3                             $997,554
New Jersey                           27                           $8,616,380
New York                             40                          $15,730,658
North Carolina                       19                           $7,423,864
Ohio                                  5                           $1,522,899
Oklahoma                              1                             $296,801
Oregon                                5                           $1,742,191
Pennsylvania                          9                           $3,636,380
Rhode Island                          1                             $324,764
South Carolina                        6                           $2,221,079
Tennessee                             5                           $1,936,455
Texas                                52                          $19,582,929
Utah                                  6                           $2,327,751
Vermont                               1                             $306,189
Virginia                             41                          $14,326,256
Washington                           21                           $9,016,832
Wisconsin                             1                             $409,165


Total                               687                         $265,318,821
                                    ===                         ============

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                            CITICORP MORTGAGE SECURITIES, INC.
                                            (Registrant)

                                            By: /s/ Howard Darmstadter
                                               -------------------------
                                                    Howard Darmstadter
                                                    Assistant Secretary


Dated: December 11, 2000